Vanguard U.S. Growth Fund
Supplement Dated May 26, 2023, to the Prospectus and Summary Prospectus Dated December 21, 2022
Important Changes to Vanguard U.S. Growth Fund
Restructuring of the Investment Advisory Team
The Board of Trustees of Vanguard World Fund, on behalf of Vanguard U.S. Growth Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team that removes The Vanguard Group, Inc.’s Quantitative Equity Group (QEG) as an investment advisor to the Fund. All references to QEG as an investment advisor to the Fund and all other details and descriptions regarding QEG’s management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.
Baillie Gifford Overseas Ltd., Jennison Associates LLC, and Wellington Management Company LLP (Wellington) remain as advisors of the Fund, and assets of the Fund previously managed by QEG will be reallocated to Wellington. The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
The change to the Fund’s investment advisory arrangement is expected to change the Fund’s expense ratios as disclosed below, exclusive of performance-based adjustments.

Prospectus and Summary Prospectus Text Changes
The following replaces a similar table under the heading “Fees and Expenses” in the Fund Summary section:
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.34%	0.25%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.00%
Total Annual Fund Operating Expenses[1]	0.35%	0.25%
1 The expense information shown in the table has been restated to reflect estimated amounts.
In the same section, the following replaces a similar table under the heading “Examples”:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$36	$113	$197	$443
Admiral Shares	$26	$80	$141	$318

© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 023A 052023

Vanguard World Fund

Supplement Dated May 26, 2023, to the Statement of Additional Information Dated December 21, 2022
Restructuring of the Investment Advisory Team for Vanguard U.S. Growth Fund
The Board of Trustees of Vanguard World Fund, on behalf of Vanguard U.S. Growth Fund (the Fund), has approved a restructuring of the Fund’s investment advisory team that removes The Vanguard Group, Inc.’s Quantitative Equity Group (QEG) as an investment advisor to the Fund. All references to QEG as investment advisor to the Fund and all other details and descriptions regarding QEG’s management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.
Baillie Gifford Overseas Ltd., Jennison Associates LLC, and Wellington Management Company LLP (Wellington) remain as advisors of the Fund, and assets of the Fund previously managed by QEG will be reallocated to Wellington. The Fund’s investment objective, principal investment strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the introductory text on page B-63 is revised to add the following sentence:
Vanguard provided investment advisory services for a portion of Vanguard U.S. Growth Fund from April 2019 until May 2023.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 023C 052023